CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report on Form 10-K for the year ended December 31, 2004 (the "Report") of Synergy Financial Group, Inc. (the "Company") as filed with the Securities and Exchange Commission on the date hereof, we, John S. Fiore, President and Chief Executive Officer, and Ralph A. Fernandez, Senior Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/John S. Fiore                             /s/Ralph A. Fernandez
------------------------------------         --------------------------------
John S. Fiore                                Ralph A. Fernandez
President and Chief Executive Officer        Senior Vice President and
                                             Chief Financial Officer




March 16, 2005